UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

City Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43510	93-2762122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Binney Street
Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 357-2024

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-299117) (the “Registration Statement”), of City Therapeutics, Inc. (the “Company”), and in connection with the completion of the initial public offering of the Company’s common stock (the “IPO”), the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware on October 19, 2026. The Company’s board of directors (the “Board”) and the Company’s stockholders previously approved the Amended and Restated Certificate to be filed in connection with, and to be effective immediately prior to, the completion of the IPO. The Amended and Restated Certificate amends and restates the Company’s existing amended and restated certificate of incorporation, as amended, in its entirety to, among other things: (i) authorize 500,000,000 shares of common stock; (ii) eliminate all references to the previously-existing series of preferred stock; (iii) authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Board in one or more series; and (iv) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting and call special meetings of stockholders.

The foregoing description of the Amended and Restated Certificate is qualified by reference to the full text of the Amended and Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, as previously disclosed in the Registration Statement, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders, became effective as of the effectiveness of the Registration Statement on October 15, 2026. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures for the Company’s stockholders to take formal actions at meetings of stockholders; (ii) establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of the Company’s stockholders, including proposed nominations of persons for election to the Board; and (iii) conform to the amended provisions of the Amended and Restated Certificate.

The foregoing description of the Amended and Restated Bylaws is qualified by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation of City Therapeutics, Inc.

3.2	Amended and Restated Bylaws of City Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

City Therapeutics, Inc.

Date:	October 19, 2026	By:	/s/ Andrew Orth, M.B.A.
Name: Andrew Orth, M.B.A. Title: President and Chief Executive Officer